Independent Auditors' Consent



The Board of Directors
Easy Money Holding Corporation and Subsidiaries:


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.


/s/ KPMG
Norfolk, Virginia
November 14, 2001